UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 15, 2008

NAVISTAR FINANCIAL CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	001-04146	36-2472404
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

425 N. Martingale Road

Schaumburg, Illinois 60173

(Address of Principal Executive Offices, including Zip Code)

(630) 753-4000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On October 15, 2008, Navistar Financial Corporation (“NFC”) entered into Amendment and Extension to Amended and Restated Certificate Purchase Agreement, dated October 15, 2008, among Navistar Financial Securities Corporation (the “Seller”), NFC, Kitty Hawk Funding Corporation, as a Conduit Purchaser, Liberty Street Funding LLC (f/k/a Liberty Street Funding Corp.), as a Conduit Purchaser, The Bank of Nova Scotia, as a Managing Agent and a Committed Purchaser, and Bank of America, National Association, as a Managing Agent, the Administrative Agent and a Committed Purchaser.

On October 15, 2008, NFC entered into Amendment No. 3, dated October 15, 2008, to the Series 2000-VFC Supplement to the Pooling and Servicing Agreement, dated January 28, 2000, among the Seller, NFC, as Servicer, and The Bank of New York, a New York banking corporation, as Master Trust Trustee.

On October 20, 2008, NFC entered into Omnibus Amendment No. 1, dated October 20, 2008, among Navistar Financial Retail Receivables Corporation, as Seller, Navistar Financial 2006-BOA Owner Trust, as Issuer, and The Bank of New York Mellon, as Indenture Trustee, and consented to and acknowledged by NFC, as Servicer, Bank of America, N.A., as Agent, Kitty Hawk Funding Corporation, as Conduit Investor, and Bank of America, N.A., as Swap Counterparty.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
Exhibit 10.1	Amendment and Extension to Amended and Restated Certificate Purchase Agreement, dated October 15, 2008, among Navistar Financial Securities Corporation, Navistar Financial Corp., Kitty Hawk Funding Corporation, as a Conduit Purchaser, Liberty Street Funding LLC (f/k/a Liberty Street Funding Corp.), as a Conduit Purchaser, The Bank of Nova Scotia, as a Managing Agent and a Committed Purchaser, and Bank of America, National Association, as a Managing Agent, the Administrative Agent and a Committed Purchaser

Exhibit 10.2	Amendment No. 3, dated October 20, 2008, to the Series 2000-VFC Supplement to the Pooling and Servicing Agreement, dated January 28, 2000, among Navistar Financial Securities Corporation, as Seller, Navistar Financial Corp., as Servicer, and The Bank of New York, a New York banking corporation, as Master Trust Trustee.

Exhibit 10.3	Omnibus Amendment No. 1, dated October 20, 2008, among Navistar Financial Retail Receivables Corporation, as Seller, Navistar Financial 2006-BOA Owner Trust, as Issuer, and The Bank of New York Mellon, as Indenture Trustee, and consented to and acknowledged by Navistar Financial Corporation, as Servicer, Bank of America, N.A., as Agent, Kitty Hawk Funding Corporation, as Conduit Investor, and Bank of America, N.A., as Swap Counterparty.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAVISTAR FINANCIAL CORPORATION

/s/ John V. Mulvaney, Sr.
By:	John V. Mulvaney, Sr.
Its:	Vice President, Chief Financial Officer and Treasurer

Date: October 15, 2008

INDEX OF EXHIBITS

Exhibit No.	Description
Exhibit 10.1	Amendment and Extension to Amended and Restated Certificate Purchase Agreement, dated October 15, 2008, among Navistar Financial Securities Corporation, Navistar Financial Corp., Kitty Hawk Funding Corporation, as a Conduit Purchaser, Liberty Street Funding LLC (f/k/a Liberty Street Funding Corp.), as a Conduit Purchaser, The Bank of Nova Scotia, as a Managing Agent and a Committed Purchaser, and Bank of America, National Association, as a Managing Agent, the Administrative Agent and a Committed Purchaser

Exhibit 10.2	Amendment No. 3, dated October 20, 2008, to the Series 2000-VFC Supplement to the Pooling and Servicing Agreement, dated January 28, 2000, among Navistar Financial Securities Corporation, as Seller, Navistar Financial Corp., as Servicer, and The Bank of New York, a New York banking corporation, as Master Trust Trustee.

Exhibit 10.3	Omnibus Amendment No. 1, dated October 20, 2008, among Navistar Financial Retail Receivables Corporation, as Seller, Navistar Financial 2006-BOA Owner Trust, as Issuer, and The Bank of New York Mellon, as Indenture Trustee, and consented to and acknowledged by Navistar Financial Corporation, as Servicer, Bank of America, N.A., as Agent, Kitty Hawk Funding Corporation, as Conduit Investor, and Bank of America, N.A., as Swap Counterparty.